Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GT Solar International, Inc. (the “Company”) on Form 10-Q for the quarter ended September 26, 2009, as filed with the Securities and Exchange Commission (the “Report”), I, Richard E. Johnson, Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2009

/s/ RICHARD E. JOHNSON

Richard E. Johnson
Vice President of Finance and
Corporate Controller (Principal Financial and Accounting Officer)